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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) March 31, 2003
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deCODE genetics, Inc.
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(Exact Name of Registrant as Specified in Charter)


Delaware                      000-30469                 04-3326704
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(State or Other Juris-       (Commission           (I.R.S.  Employer
diction of Incorporation)    File Number)          Identification No.)


Sturlugata 8, 15-101 Reykjavik, Iceland
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(Address of Principal Executive Offices)


Registrant's telephone number, including area code +354-570-1900
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(Former Name or Former Address, If Changed Since Last Report)
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Item  7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

            99.1  Press Release issued March 31, 2003

Item  9. Regulation FD Disclosure

      On March 31, 2003, deCODE genetics, Inc. issued a press release (the "Release") containing financial information regarding its results of operations and financial condition for the years ended December 31, 2001 and December 31, 2002 and the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002. Exhibit 99.1, which is being furnished and not filed herewith, hereto contains the text of the Release.

      This Item 9 contains the information required by Item 12 of Form 8-K and is provided under Item 9 pursuant to the interim guidance of the Securities and Exchange Commission dated March 27, 2003 regarding the furnishing of information required by Item 12.
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              deCODE genetics, Inc.



                                         By: /s/ Kari Stefansson
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                                             Kari Stefansson,
                                             President, Chief Executive Officer




Dated: March 31, 2003